                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                  CAPRI CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

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
                                   CAPRI CORP.
                        2651 WARRENVILLE ROAD, SUITE 560
                          DOWNERS GROVE, ILLINOIS 60515


-----------------------------------------

NOTICE OF

REGULAR MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 17, 2000
-----------------------------------------


NOTICE IS HEREBY GIVEN that a regular meeting of shareholders of Capri Corp., a Minnesota corporation, will be held at 2651 Warrenville Road, Downers Grove, Illinois, on Friday, November 17, 2000 at 9:00 a.m., Downers Grove time, for the following purposes:

1.      to elect five directors; and

2.      to transact such other business as may properly come before the meeting.


                                             By order of the Board of Directors,

                                             /s/ P. Balasubramanian

                                             P. Balasubramanian
                                             Secretary





Downers Grove, Illinois
October 9, 2000

                                   CAPRI CORP.
                        2651 WARRENVILLE ROAD, SUITE 560
                          DOWNERS GROVE, ILLINOIS 60515



-----------------------------------------

PROXY STATEMENT

REGULAR MEETING OF SHAREHOLDERS

NOVEMBER 17, 2000
-----------------------------------------


This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Capri Corp., a Minnesota corporation (the "Company"), for use at the regular meeting of shareholders to be held on November 17, 2000 and at any adjournment thereof. Only shareholders of record at the close of business on September 28, 2000 will be entitled to notice of and to vote at the meeting. The Company had 12,908,091 shares of common stock ("Common Stock") outstanding as of the close of business on such date. There are no other voting securities. This proxy statement and form of proxy are first being sent to shareholders on or about October 9, 2000. Each shareholder is entitled to one vote per share for the election of directors, as well as on other matters. If the accompanying proxy form is signed and returned, the shares represented thereby will be voted. Such shares will be voted in accordance with the directions on the proxy form or, in the absence of direction as to any proposal, they will be voted for such proposal on the proxy form; and it is intended that they will be voted for the nominees named herein, except to the extent authority to vote is withheld. A shareholder may revoke a proxy at any time prior to the voting thereof by giving written notice of such revocation to the Secretary of the Company, by executing and duly delivering a subsequent proxy or by attending the meeting and voting in person.

In case the nominees named herein for election as directors are not available when the election occurs, proxies in the accompanying form may be voted for a substitute. The Company expects the nominees to be available and knows of no matters to be brought before the meeting other than those referred to in the accompanying notice of regular meeting. If, however, any other matters properly come before the meeting, it is intended that proxies in the accompanying form will be voted thereon in accordance with the judgment of the persons voting such proxies.

The presence at the regular meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote from which such shareholder abstained. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, then although counted for purposes of determining the presence of a quorum, such shares will not be considered as present and entitled to vote with respect to that matter. The favorable vote of the holders of a majority of the shares of Common Stock represented at the meeting will be required to elect the directors to be elected.

In addition to the use of the mails, proxies may be solicited by directors, officers, or regular employees of the Company in person, by facsimile, by telephone or by other means. The cost of the proxy solicitation will be paid by the Company.

PRINCIPAL SHAREHOLDERS

         The following table sets forth information as to the record ownership of the Company's Common Stock as of July 31, 2000 by (i) each of the three highest paid persons who are officers or directors of the Company (the "Named Parties"), (ii) the officers and directors of the Company as a group and (iii) each person who owns more than 10% or more of the Common Stock.


           NAME OF OWNER(1)               AMOUNT OWNED        PERCENT OF CLASS
           ----------------               ------------        ----------------
         Mehul J. Dave                      4,845,000               37.53

         P. Balasubramanian                 1,525,000               11.81

         David L. Harris                       75,000                0.58

         All Officers and
         Directors as a Group (6)           6,940,000               53.76



         (1) The address of Messrs. Dave, Balasubramanian and Harris is c/o Capri Corp., 2651 Warrenville Road, Suite 560, Downers Grove, IL 60515.

         (b) The following table sets forth information as to options, warrants and other rights to purchase Common Stock held by the Named Parties:


                                     AMOUNT OF COMMON
                                  STOCK SUBJECT TO OPTIONS       EXERCISE PRICE
           NAME OF OWNER            WARRANTS OR RIGHTS             PER SHARE
           -------------          ------------------------       --------------
          Mehul J. Dave                  --                             --
          P. Balasubramanian             --                             --
          David L. Harris             225,000(1)                       $0.60

         (1) None currently exercisable. Vests in three equal annual installments.

BOARD OF DIRECTORS

MEMBERS AND NOMINEES FOR ELECTION

The Board of Directors of the Company consists of five members. The term of office of each director expires at each regular meeting of shareholders or when his successor has been duly elected and qualified. Therefore, the term of each director will expire at this regular meeting of shareholders. Each director has been nominated for election at the regular meeting of shareholders for a term expiring at the next regular meeting of shareholders or when his successor has been duly elected and qualified. The following presents certain information with respect to the directors and executive officers of the Company.


    NAME                              POSITION                                   AGE
    ----                              --------                                   ---

Mehul J. Dave              President and Chairman of the Board of Directors        44

P. Balasubramanian         Executive Vice President, Secretary, Treasurer and      44
                           Director

Robert W. Heller           Director                                                54

Thomas Mueller             Director                                                59

Jason W. Levin             Director                                                42

David L. Harris            Vice President (Cimnet)                                 58

         MEHUL J. DAVE, Director, Chairman of the Board and President of the Company, from 1992 to present and President and Chief Executive Officer of Cimnet Systems, Inc., a wholly-owned subsidiary of the Company ("Cimnet") from 1988 to present. Director, Chairman of the Board and President of InterConexus.com, Inc., a Delaware corporation ("InterConexus.com") from March 2000 to present. Mr. Dave holds a Masters Degree in Environmental Systems from Governors State University, a Bachelors Degree in Mechanical Engineering from Illinois Institute of Technology, and has completed coursework towards a Ph.D. in Space Physics at the University of Michigan. Mr. Dave is responsible for the overall operation of the Company including product development, marketing and sales, financing and accounting and administration.

         P. BALASUBRAMANIAN, Director, Executive Vice President, Secretary and Treasurer of Company, from 1992 to present; Vice President of Software Engineering of Cimnet, from 1988 to present. Director, Vice President, Secretary and Treasurer of InterConexus.com from March 2000 to present. Mr. Balasubramanian holds a Masters Degree in Computer Science from Illinois Institute of Technology and a Bachelors Degree in Mechanical Engineering from Annamalai University. Mr. Balasubramanian is responsible for the development staff of software engineers of Cimnet.

         ROBERT W. HELLER, Director of the Company, September, 1996 to present. Director of InterConexus.com from March 2000 to present. Mr. Heller is currently an independent consultant. From 1998 to 1999, Mr. Heller was Vice President of Operations at Fieldworks, Inc.

From 1996 to 1997, Mr. Heller was Chief Executive Officer of MiTech R&D Inc., and was Chief Executive Officer of Advance Circuits Inc. from 1994 to 1995. Mr. Heller holds a Masters Degree in Industrial Engineering from North Dakota State University and a Bachelors Degree in Industrial Administration from Purdue University.

         THOMAS MUELLER, Director of the Company, 1997 to present. Director of InterConexus.com from March 2000 to present. Mr. Mueller has been Vice President of Finance since 1995 of Help/Systems, a manufacturer of operations automation software for the IBM AS/400 computer. Mr. Mueller is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and Minnesota Society of Certified Public Accountants. Mr. Mueller holds a Bachelors Degree in Accounting from the University of Minnesota.

         JASON W. LEVIN, Director of the Company, 1997 to present. Director of InterConexus.com from March 2000 to present. Mr. Levin has been a partner in the law firm of Piper Marbury Rudnick & Wolfe, counsel to the Company, from 1998 to present and a partner in the law firm of Fagel & Haber, from 1989 to 1998. Mr. Levin is a director of Strube Celery and Vegetable Company, a corporation engaged in the wholesale distribution of fresh fruits and vegetables in the Midwestern United States, and a member of the Board of Managers of the Logan Square Club of the Boys and Girls Club of Chicago. Mr. Levin holds a Bachelor of Science Degree in Finance and a Juris Doctor degree from Indiana University.

         DAVID L. HARRIS, Vice President-Marketing, Sales and Services of Cimnet. Director of InterConexus.com from May 2000 to present. Mr. Harris has been employed by the Company since 1998. From 1997 to 1998, Mr. Harris was a principal and owner of DLH & Associates, a consulting firm to the semiconductor, PWB and capital equipment industries. From 1995 to 1997, Mr. Harris was Vice President- Sales, Marketing and Services of Semitool, Inc, a seller of capital equipment to the semiconductor industry, and from 1983 to 1995, Mr. Harris was a General Manager in WR Grace's photopolymer systems business. Mr. Harris holds a Bachelor's Degree in Marketing and Economics from the University of Maryland and a Certificate in Business Management from MIT's Greater Boston Executive Program.

Each of the Company's directors were elected to serve as directors at the Company's regular meeting of shareholders held on May 6, 1999. No director has resigned since May 6, 1999 and no director has declined to stand for re-election at the regular meeting. Each of the Company's executive officers were elected on May 6, 1999, and each will hold office until the next annual board of directors meeting. Except for Messrs. Dave, Balasubramanian, and Harris, who are subject to contracts of employment with the Company, there are no arrangements with any director or officer regarding any election or appointment to any office of the Company.

There are no family relationships between any director or executive officer of the Company. No director, executive officer or significant employee of the Company, during the prior five years, (i) has filed a petition under the Bankruptcy Act or any State insolvency law or has had the same filed against him, or has had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing; or (ii) has been convicted in a criminal proceeding.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of the Company held meetings or acted by consent five times during fiscal 2000. The Company has standing audit and compensation committees.

COMPENSATION COMMITTEE. The Compensation Committee, which consists of Messrs. Heller, Levin and Mueller, establishes general guidelines regarding the compensation of the officers and executives of the company, determines the compensation of the Named Parties and makes recommendations to the directors with respect to the Company's compensation policies. The Compensation Committee was established on May 18, 2000 and took no action during fiscal 2000.

AUDIT COMMITTEE. The Audit Committee, which consists of Messrs. Heller, Levin and Mueller, makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees, reviews any recommendations made by the Company's auditors regarding the Company's accounting methods and the adequacy of its system of internal control and reviews any related party transactions. Each member of the Audit Committee except Mr. Levin is an "independent" director of the Company, as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' ("NASD") listing standards. The Board of Directors of the Company has not adopted a written charter for the Audit Committee. The Audit Committee was established on May 18, 2000 and took no action during fiscal 2000.

         REPORT OF AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the Company's audited financial statements for its year ended June 30, 2000 with the management of the Company and the Company's independent auditors, Klesman, Halper & Co., P.C. ("Klesman Halper"). The Audit Committee has discussed with management and Klesman Halper any significant changes to the Company's accounting principles, the degree of aggressiveness or conservatism of the accounting principles and underlying estimates used in the preparation of the Company's financial statements, and any items required to be communicated by the outside auditors in accordance with Statement of Auditing Standards ("SAS") No. 61. The Audit Committee has reviewed and confirmed the independence of Klesman Halper as outside auditors by requiring that Klesman Halper report (but not submit a formal written statement) to the Audit Committee all relationships between Klesman Halper and the Company, and has engaged in a dialogue with Klesman Halper with respect to any disclosed relationships or services that may impact Klesman Halper's objectivity and independence. Based in part on the foregoing, the Audit Committee recommended to the Board of Directors of the Company that the financial statements as of and for the year ended June 30, 2000, audited by Klesman Halper, be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2000.

Robert W. Heller
Jason W. Levin
Thomas Mueller

EXECUTIVE COMPENSATION

The following table sets forth (i) the aggregate remuneration of each of the Named Parties and (ii) the aggregate remuneration of all officers and directors of the Company as a group.


    NAME OF INDIVIDUAL OR                  CAPACITIES IN WHICH                  AGGREGATE
      IDENTITY OF GROUP                  REMUNERATION WAS RECEIVED             REMUNERATION
    ---------------------                -------------------------             ------------
Mehul J. Dave                            President                                 $253,766

P. Balasubramanian                       Secretary/Treasurer                       $187,851

David L. Harris                          Vice President (Cimnet)                   $126,215

All Officers and Directors
as a Group                                                                         $589,524


The above table includes all cash remuneration and is presented on an accrual basis. The Company also pays certain automobile expenses and life insurance premiums for Messrs. Dave and Balasubramanian. Each of Messrs. Dave, Balasubramanian and Harris has an employment agreement with the Company which provides for a variable annual salary and bonus. All outside directors, except Mr. Levin, receive $1,000 for each regular Board of Directors meeting attended and $400 for each special Board of Directors meeting attended. Mr. Heller also received payments totaling approximately $8000 from the Company for consulting services provided to InterConexus.com. The Company will bill InterConexus.com for this amount pursuant to the arrangements described herein under the caption "Certain Transactions."

CERTAIN TRANSACTIONS

Jason W. Levin, a director of the Company, is a partner in the law firm of Piper Marbury Rudnick & Wolfe, counsel to the Company. With the exception of Mr. Levin's indirect interest and the transactions described below relating to the Spin-Off (as defined below) and InterConexus.com, during the last two years, the Company has not engaged in any material transaction, and there is no presently proposed transaction, in which any director, officer or principal security holder of the Company, any nominee for election as a director of the Company, any director or officer of any subsidiary of the Company, or any relative or spouse of any of the foregoing, had or is anticipated to have a direct or indirect material interest.

The Company distributed all of the shares of InterConexus.com to the shareholders of the Company in a taxable distribution effective June 1, 2000 (the "Spin-Off"). The directors and executive officers of the Company also serve as directors and executive officers of InterConexus.com, as described under "Board of Directors." In addition, for the purpose of governing certain ongoing relationships between the Company and InterConexus.com following the Spin-Off, Cimnet and InterConexus.com have entered into various agreements and adopted certain policies with respect to the following:

SERVICES AGREEMENT. InterConexus.com and Cimnet have entered into a Services Agreement whereby Cimnet provides certain services to InterConexus.com on an as-needed basis. The fees for such services will be based on a rate designed to reflect Cimnet's cost of providing such services, including reimbursement of certain direct out-of-pocket expenses. InterConexus.com is free to procure such services from outside vendors or to develop an in-house capability in order to provide such services internally. The services to be provided to InterConexus.com by Cimnet pursuant to such agreement include employees, including key executives, accounting services, computer services, insurance coverage, payroll processing services and management of employee benefits programs, or any other similar services that InterConexus.com may require.

OFFICE SPACE. InterConexus.com currently shares office space with Cimnet. Cimnet allocates to InterConexus.com its pro rata share of rent, common area maintenance charges and other costs and expenses under Cimnet's lease for its office space based upon the square footage of the shared office space occupied by InterConexus.com.

SOFTWARE LICENSE. InterConexus.com and Cimnet may enter into a license agreement pursuant to which Cimnet will grant a license to InterConexus.com for certain components of Paradigm(R), Cimnet's software application. It iS expected that the fees payable by InterConexus.com pursuant to this license agreement will be at least the same fees generally required under Cimnet's typical software license with unrelated third-party customers for the same software.

LOANS. InterConexus.com may borrow funds from Cimnet from time to time in order to fund its operations.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Each executive officer and director of the Company failed to file on a timely basis an Initial Statement of Beneficial Ownership of Securities on Form 3 required to be filed on the effective date of the registration of the Company Common Stock pursuant to the Securities Exchange Act of 1934, as amended. Messrs. Dave, Balasubramanian, Mueller and Harris, each an executive officer and/or a director of the Company, each failed to file a Statement of Changes in Beneficial Ownership on Form 4 for May 2000 in connection with an exercise of stock options, which transactions were subsequently properly reported in each such person's Annual Statement of Beneficial Ownership of Securities on Form 5.

AUDITORS

Representatives of Klesman Halper, the Company's auditors, are expected to be present at the regular meeting and will be available to respond to questions and may make a statement if they so desire.

SHAREHOLDER PROPOSALS

Any proposal which a shareholder intends to present at the next regular meeting of shareholders of the Company must be received by the Company by May 25, 2001 in order to be eligible for inclusion in the proxy statement and proxy form relating to such meeting.

IMPORTANT

All shareholders are cordially invited to attend the regular meeting in person.

If you cannot be present at the meeting, please sign and date the enclosed Proxy and mail it PROMPTLY in the enclosed self-addressed envelope. No postage need be affixed if mailed in the United States.

                                      PROXY

                                   CAPRI CORP.
                      THIS PROXY IS SOLICITED ON BEHALF OF
                         THE BOARD OF DIRECTORS FOR THE
              REGULAR MEETING OF SHAREHOLDERS ON NOVEMBER 17, 2000


         The undersigned hereby appoints Mehul J. Dave' and P. Balasubramanian, and each of them, as proxies, with full power of substitution, to vote all common shares of Capri Corp. held by the undersigned as of September 28, 2000 at the Regular Meeting of Shareholders to be held at 2651 Warrenville Road, Downers Grove, Illinois, on November 17, 2000 at 9:00 a.m., Downers Grove time, and at any adjournment thereof, upon all subjects that may properly come before the meeting, with all the powers the undersigned would have if present, subject to any directions indicated on the reverse side of this card. IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE, AND AT THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

         PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU DO NOT SIGN AND RETURN A PROXY, OR ATTEND THE MEETING AND VOTE BY BALLOT, YOUR SHARES CAN NOT BE VOTED.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN.

         1. For the election of MEHUL J. DAVE', P. BALASUBRAMANIAN, ROBERT W. HELLER, JASON W. LEVIN and THOMAS MUELLER as directors, to hold office until the next Regular Meeting of Shareholders or until their successors are duly elected and qualified.

                  TO WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE, LINE THROUGH OR OTHERWISE STRIKE OUT THE NAME OF THE NOMINEE.

                   [ ] FOR             [ ] AGAINST              [ ] ABSTAIN

         2. To transact such other business as may properly come before the meeting.




                                         Signatures:
                                                    ----------------------------

                                                    ----------------------------



                                         Dated:                           , 2000
                                                    ----------------------

Please sign exactly as name appears above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give full title or capacity as such.